Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our reports in this Form 10-K and into the Company's previously filed Registration Statement File No. 333-43573.



                                              /s/ ARTHUR ANDERSEN LLP


Washington, D.C.
March 29, 1999